UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 1, 2022

GTY TECHNOLOGY HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Massachusetts	001-37931	83-2860149
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Boylston Street, 16th Floor

Boston, MA 02199

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (877) 465-3200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	GTYH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On April 1, 2022, GTY Technology Holdings Inc. (the “Company”) entered into a Second Amendment to Loan and Security Agreement (the “Second Amendment”) by and among the Company, each of the subsidiary guarantors party thereto (collectively, the “Guarantors”), the financial institutions party thereto (collectively, the “Lenders”), and Acquiom Agency Services LLC, a Colorado limited liability company, as agent for the Lenders (the “Agent”), which further amended the Loan and Security Agreement dated as of November 13, 2022 by and among the Company, the Guarantors, the Lenders and the Agent (as amended by the First Amendment to Loan and Security Agreement dated as of February 4, 2022, the “Loan Agreement”).

Under the Second Amendment, a term loan in the aggregate principal amount of $5,000,000 was made (the “Second Amendment Term Loan”), in addition to the term loan in the aggregate principal amount of $25,000,000 previously made under the Loan Agreement (the “Initial Term Loan”). The terms and conditions of the Second Amendment Term Loan are substantially the same as the terms and conditions of the Initial Term Loan, except that (i) the closing fee for the Second Amendment Term Loan is 2.0% rather than 2.5% and (ii) no prepayment fee is payable with respect to the Second Amendment Term Loan.

The foregoing description of the Second Amendment is not complete and is qualified in its entirety by reference to the full text of the Second Amendment, a copy of which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1	Second Amendment to Loan and Security Agreement dated April 1, 2022 by and among GTY Technology Holdings Inc., each of the subsidiary guarantors party thereto, the financial institutions parties thereto and Acquiom Agency Services LLC, as agent
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the inline XBRL Document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GTY TECHNOLOGY HOLDINGS INC.

	By:	/s/ Jon C. Bourne
		Name:	Jon C. Bourne
		Title:	Executive Vice President, General Counsel and Secretary

Dated: April 6, 2022